UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2015

VACCINOGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54997	14-1997223
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5300 Westview Drive, Suite 406, Frederick, MD	21703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 668-8400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2015, Vaccinogen, Inc. (the “Company”, “we”, or “our”) entered into a lease agreement (the “Lease Agreement”) with 1001 Fell Street Limited Partnership LLLP (the “Landlord”) to rent 10,000 square feet of the first and second floors of the building known as 947-949 Fell Street, Baltimore, MD 21231 (the “Premises”). The Premises will serve as the Company’s new headquarters. The term of the Lease Agreement is a period of three years and five months commencing February 1, 2015 and ending June 30, 2018 (the “Original Term”), with an option to extend for a period of one additional year (the “Extension Term”). From February 1, 2015 through May 31, 2015, provided the Landlord has delivered possession of the second floor of the Premises to the Company, the Company shall pay monthly rent equal to $9,164.58, subject to the Landlord’s agreement to abate the Company’s obligation to pay such monthly rent. Beginning June 1, 2015, the Company shall pay monthly installments of annual rent in the amount of $17,291.67, for a 12-month annual rent total of $207,500.04. Commencing June 1, 2016 and every first of May thereafter during the Original Term and any Extension Term, the annual rent shall be increased by two percent per annum. Under the terms of the Lease Agreement, the Landlord agrees to abate the Company’s obligation to pay the monthly installment of annual rent for the month of June, 2018. As security for the performance by the Company of its obligations under the Lease Agreement, the Company deposited with the Landlord a security deposit in the amount of $17,291.67.

These descriptions of the Lease Agreement do not purport to be complete and are qualified in their entirety by reference to the agreement, which is attached to this Current Report on Form 8-K and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Lease Agreement, dated January 6, 2015, by and between Vaccinogen, Inc. and 1001 Fell Street Limited Partnership, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINOGEN, INC.
(Registrant)

Date: January 9, 2015	By: /s/ Andrew L. Tussing
Andrew L. Tussing
President and Chief Executive Officer

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Exhibit Index

Number	Description

10.1	Lease Agreement, dated January 6, 2015, by and between Vaccinogen, Inc. and 1001 Fell Street Limited Partnership, LLP

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